HighPeak Energy

Investor Presentation - November 2023



Disclaimer

HIGHPEAK ENERGY

FORWARD-LOOKING STATEMENTS

The information in this presentation and in any oral statements made in connection herewith contains forward-looking statements that involve risks and uncertainties. When used in or in connection with this document, the words "believes," "plans," "expects," "anticipates," "forecasts," "intends," "projects," "continue," "may," "will," "could," "should," "future," "potential," "estimate" or the negative of such terms and similar expressions as they relate to HighPeak Energy, Inc. ("HighPeak Energy" or the "Company") are intended to identify forward-looking statements, which are generally not historical in nature. The forward-looking statements are based on the Company's current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates. Although the Company believes that the expectations and assumptions reflected in the forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond the Company's control. For example, the Company's review of strategic alternatives may not result in a sale of the Company, a recommendation that a transaction occur or result in a completed transaction, and any transaction that occurs may not increase shareholder value, in each case as a result of such risks and uncertainties.

These risks and uncertainties include, among other things, the results of the strategic review being undertaken by the Company's Board and the interest of prospective counterparties, the Company's ability to realize the results contemplated by the 2023 and 2024 guidance, volatility of commodity prices, political instability or armed conflict in crude oil or natural gas producing regions such as the ongoing war between Russia and Ukraine, OPEC+ policy decisions, inflationary pressures on costs of oilfield goods, services and personnel, product supply and demand, the impact of a widespread outbreak of an illness, such as the coronavirus disease 2019 ("COVID-19") pandemic, on global and U.S. economic activity, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities, access to and availability of transportation, processing, fractionation, refining and storage facilities, HighPeak Energy's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to any credit facility and derivative contracts entered into by HighPeak Energy, if any, and purchasers of HighPeak Energy's oil, NGL and gas production, uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future, the assumptions underlying forecasts, including forecasts of production, expenses, cash flow from sales of oil and gas and tax rates, quality of technical data, environmental and weather risks, including the possible impacts of climate change, cybersecurity risks and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 6, 2023 (the "Annual Report"), and in its other filings with the SEC. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. See "Risk Factors," "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk" in the Registration Statement for a description of various factors that could materially affect the ability of HighPeak Energy to achieve the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no duty to publicly update these statements except as required by law.

RESERVE INFORMATION

Reserve engineering is a process of estimating the recovery of underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. Reserves estimates included herein may not be indicative of the level of reserves or PV-10 value of oil and natural gas production in the future, as they are based on prices significantly higher than current commodity prices. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact HighPeak's strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered.

Estimated Ultimate Recoveries, or "EURs," refers to estimates of the sum of total gross remaining reserves per well as of a given date and cumulative production prior to such given date for developed wells. "Resource" refers to gross volumes of hydrocarbons without giving effect to recovery efficiency or the economic viability of production. Neither EURs nor resource constitute or represent reserves as defined by the SEC and neither is intended to be representative of anticipated future well results or aggregate production volumes. Each such metric is inherently more uncertain than proved reserve estimates prepared in accordance with SEC guidelines.

USE OF PROJECTIONS

The financial, operational, industry and market projections, estimates and targets in this presentation (including production, operating expenses, capital expenditures, EBITDAX and Free Cash Flow in future periods) are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company's control. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial, operational, industry and market projections, estimates and targets, including assumptions, risks and uncertainties described in "Cautionary Note Regarding Forward-Looking Statements" above. These projections are speculative by their nature and, accordingly, are subject to significant risk of not being actually realized by the Company. Projected results of the Company for Q4'23, FY2023 and FY2024 are particularly speculative and subject to change. Actual results may vary materially from the current projections, including for reasons beyond the Company's control. The projections are based on current expectations and available information as of the date of this release. The Company undertakes no duty to publicly update these projections except as required by law.

HIGHPEAK ENERGY

USE OF NON-GAAP FINANCIAL MEASURES

This presentation may include non-GAAP financial measures, including EBITDAX and adjusted EBITDAX, free cash flow, operating margin and unhedged cash operating margin, and PV-10. HighPeak believes these non-GAAP measures are useful because they allow HighPeak to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods, capital structure or tax status. HighPeak does not consider these non-GAAP measures in isolation or as alternatives to similar financial measures determined in accordance with GAAP. HighPeak's computations of these non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

HighPeak defines EBITDAX as net income before interest expense, income taxes, depreciation, depletion and amortization, exploration and other expenses, impairment and abandonment expenses, non-cash gains or losses on derivatives, stock-based compensation, gain on exchange of debt, gains and losses from the sale of assets, transaction costs and nonrecurring workforce reduction severance payments. HighPeak defines Adjusted EBITDAX as EBITDAX excluding cash G&A expenses. HighPeak's management believes EBITDAX is useful as it allows them to more effectively evaluate HighPeak's operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. HighPeak excludes the items listed above from net income in arriving at EBITDAX because these amounts can vary substantially from company to company within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. HighPeak also presented EBITDAX on an "annualized" basis, which represents EBITDAX for a fiscal quarter annualized for a 12-month period as if EBITDAX for each fiscal quarter in such period was equal to the quarter specified. HighPeak defines cash operating margin as realized price less lease operating expenses, gathering, processing and transportation expenses and production taxes, on a per-Boe basis. HighPeak defines cash margin as realized price less lease operating expense, gathering, processing and transportation expenses, cash general and administrative expenses and production taxes, on a per-Boe basis. HighPeak defines unhedged as excluding the effects of derivatives and hedged as including the effects of derivatives. HighPeak defines Free Cash Flow as discretionary cash flow less capex excluding acquisitions. HighPeak defines Unlevered Asset Free Cash Flow as Adjusted EBITDAX less Capex. HighPeak defines PV-10 as the present value of estimated future net revenues to be generated from the production of proved reserves, without giving effect to non-property related expenses, discounted at 10% per year before income taxes. For reconciliations of each such non-GAAP measure as presented herein to its most comparable measure prepared in accordance with GAAP, see the Appendix to this presentation.

In the case of non-GAAP financial measures presented for future periods, HighPeak advises that it is unable to provide reconciliations of such measures without unreasonable efforts. Accordingly, such measures should be considered in light of the fact that no GAAP measure of performance or liquidity is available as a point of comparison to such non-GAAP measures.

INDUSTRY AND MARKET DATA

This presentation has been prepared by HighPeak and may include market data and other statistical information from sources believed by HighPeak to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on HighPeak's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although HighPeak believes these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness.

DRILLING LOCATIONS

The Company has estimated its drilling locations based on well spacing assumptions and upon the evaluation of its drilling results and those of other operators in its area, combined with its interpretation of available geologic and engineering data. The drilling locations actually drilled on the Company's properties will depend on the availability of capital, regulatory approvals, commodity prices, costs, actual drilling results and other factors. Any drilling activities conducted on these identified locations may not be successful and may not result in additional proved reserves. Further, to the extent the drilling locations are associated with acreage that expires, the Company would lose its right to develop the related locations.

- >52,000 BOEPD Production
- >$1 Billion EBITDAX Run-Rate
- Transitioned to Free Cash Flow
- Secured Liquidity

Milestones

- **Production average** 52.7 MBoe/d
  - Increased 25% Q/Q and 101% Y/Y
- **EBITDAX[2]** $266.2 Million
  - Increased 44% Q/Q and 97% Y/Y
- **Free Cash Flow[3]** $75.7 Million


Dawson
Borden
Scurry
Flat Top
Martin
Howard
Mitchell
Signal Peak
Glasscock
Sterling
HighPeak
Bayswater
Callon
Diamondback
Vital
Occidental
Ovintiv
Pioneer
Moss Creek
SM Energy

Operating Statistics[1]

Gross/Net Wells In Progress as of 9/30/23	32 / 25.6
% Oil / % Liquids (Q3'23)	84% / 93%
Net Acres	~114,000

Financial Statistics

Q3'23 Unhedged Cash Op. Margin ($/Boe)[4]	$59.17
Q3'23 Net Debt / Q3'23 LQA EBITDAX[2]	<1.0x
Liquidity[5]	>$220mm

Note: Acreage map per Enverus and company data.
(1) Net acreage, % oil & liquids, and wells in progress as of 9/30/23.
(2) EBITDAX is a non-GAAP financial measure. See disclaimer for definition.
(3) Free Cash Flow is a non-GAAP financial measure and defined as discretionary cash flow less capex excluding acquisitions.
(4) Unhedged cash operating margin is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable GAAP measure.
(5) As of Q3'23 quarter end pro forma for Super Priority RCF.

Production Growth


>100% YoY
52,708
3Q'22
4Q'22
1Q'23
2Q'23
3Q'23

LQA EBITDAX Growth(1)


>56% YoY
$1,065
3Q'22
4Q'22
1Q'23
2Q'23
3Q'23

Q3 FCF Generation

>$75mm

>225 producing horizontal wells

84% oil, 93% liquids

Sustained peer leading margins

(1) LQA EBITDAX in $MM.

HighPeak's Margins Continue to Outpace Peers

High oil cut, low-cost structure, and continued scaling of production lead to HPK's peer leading margins

- HPK Q3'23 unhedged EBITDAX margin was $57.74/Boe

Unhedged EBITDAX Margins for the 3 Months Ended 6/30/23 and 9/30/23 ($/Boe)(1)



$60
$55
$50
$45
$40
$35
$30
$25
$20
UNHEDGED EBITDA MARGIN ($/Boe)
Q2'23
Q3'23
PEER GROUP
61%
HPK
50%
60%
70%
80%
90%
100%
% LIQUIDS

Equivalent Economic Production



~85 MBoepd
+61%
32
53
Q3/23 Equivalent Production

HighPeak's oil cut generates higher cash flow per BOE

Source: Public filings.
(1) Unhedged EBITDAX margins and production figures as reported. EBITDAX margins calculation for peers reflects adjusted EBITDAX for the 3M ended period as calculated by respective companies. Peers include CIVI,CPE,DVN,ESTE,FANG,MRO,MTDR,PR,PXD,SM and VTLE. Q2'23 average unhedged EBITDAX for peer group was $30.78/Boe vs. HighPeak Q2'23 unhedged EBITDAX of $49.48/Boe.
(2) MTDR reports production on a 2-stream basis

Operations

- Approximately 41 gross operated wells coming online in 2H 2023
- Development focus on Wolfcamp A and Lower Spraberry
- Infrastructure development continues to reduce costs, further expanding margins

ESG

- Overhead power and development of solar farm eliminate need for generators for new wells, reducing emissions and costs
- Water and electrical infrastructure provides for efficient operations for long-term development
- Utilization of 100% wet sand from local mine provides economic and environmental benefits
- Central tank battery configuration is large, scalable, efficient, and drives lower emissions relative to operators without contiguous acreage


Borden
Scurry
Howard
Mitchell
WELLBORES
HPK PRODUCING
HPK OPERATED 2H'23
PRODUCING

$1.2B Term Loan

- Closed September 12, 2023
- Proceeds paid off prior debt and enhanced liquidity
- Extended debt maturities to September 2026
- Streamlined the capital structure
- Secured financing certainty and removed risks of borrowing base redetermination and/or bank availability
- Provides flexibility to pay down debt without penalty utilizing free cash flow

$100MM Super Priority RCF

- Revolving Credit Facility closed November 1, 2023
- $75MM of initial commitments

Debt Maturities


Extended to Q3 2026
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2023-Q4
2024-Q1
2024-Q2
2024-Q3
2024-Q4
2025-Q1
2025-Q2
2025-Q3
2025-Q4
2026-Q1
2026-Q2
2026-Q3
Previous Debt
New Term Loan
Super Priority RCF

Capitalization Overview

Current Capitalization ***(in $MMs)***

	Amount
Cash & Cash Equivalents	$152
New Super Priority RCF	-
New First-Lien Term Loan	1,200
Total Debt	**$1,200**
Total Net Debt	**$1,048**
Market Capitalization[1]	2,244
Total Enterprise Value	**$3,292**
Financial statistics:	
Q2'23 Annualized EBITDAX	$740
Q3'23 Annualized EBITDAX	$1,065
Total Net Debt / Q2'23 Annualized EBITDAX	1.32x
Total Net Debt / Q3'23 Annualized EBITDAX	<1.0x
Liquidity	
Super Priority RCF Commitment Amount[2]	$75
Less: Drawn Amount	0
Plus: Cash and Cash Equivalents	152
Total Liquidity	**$227**

EBITDAX Run-Rate

>$1B

Net Debt/EBITDAX

<1.0x

Liquidity

$227MM

1) Per Bloomberg as of 3-Nov-23; 128.2 million shares outstanding.
2) Includes Super Priority RCF commitment amount of $75 million closed on Nov. 1, 2023.

HIGHPEAK ENERGY

01 Grow with Capital Discipline

02 Generate Free Cash Flow

03 Reduce Debt

04 Increase Shareholder Returns

HIGHPEAK ENERGY, INC.

Appendix



Rig Released Wells

	3Q'23		2023 YTD	
	Gross	Net	Gross	Net
OP	14	13.9	62	61.5
Non-Op	4	0.5	6	0.7
Total	**18**	**14.4**	**68**	**62.1**
SWD	4	4.0	6	6.0

In Progress(1)

	As of 30-Sept-23	
	Gross	Net
OP	25	24.9
Non-Op	7	0.7
Total	**32**	**25.6**
SWD	4	4.0

Turned in Line

	3Q'23		2023 YTD	
	Gross	Net	Gross	Net
OP	23	23.0	91	88.6
Non-Op	0	0.0	6	0.3
Total	**23**	**23.0**	**97**	**88.9**

(1) In Progress includes 7 gross (7.0 net) operated wells drilling as of September 30, 2023.


40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Average Hedged Daily Oil (bopd)
COLLAR
PUT
SWAP
2023/Q4
2024/Q1
2024/Q2
2024/Q3
2024/Q4
2025/Q1
2025/Q2
2025/Q3
2025/Q4
27 MBo/d average
15 MBo/d average

Hedges as of November 6, 2023.

Updated Hedge Profile

	OIL SWAPS		OIL PUTS		OIL COLLARS		
	VOL (Mbbl)	Price	VOL (Mbbl)	Price	VOL (Mbbl)	Low	High
2023/Q4	1,039.6	$77.84	1,748	$69.46	460	$75.50	$100.00
2023	**1,039.6**	**$77.84**	**1,748**	**$69.46**	**460**	**$75.50**	**$100.00**
2024/Q1	364	$84.00	1,820	$66.44	546	$80.00	$100.00
2024/Q2	364	$84.00	1,274	$60.41	501	$69.73	$95.00
2024/Q3	368	$84.00	1,288	$60.41	138	$69.00	$95.00
2024/Q4	506	$76.37	184	$58.00	975	$65.68	$90.32
2024	**1,602.0**	**$81.59**	**4,566**	**$62.72**	**2,160**	**$70.45**	**$94.15**
2025/Q1	495	$76.37	180	$58.00	720	$65.00	$90.00
2025/Q2	501	$76.37	182	$58.00	637	$65.00	$90.08
2025/Q3	276	$75.85	184	$58.00	644	$65.00	$90.08
2025/Q4							
2025	**1,271.5**	**$76.26**	**546**	**$58.00**	**2,001**	**$65.00**	**$90.05**

Avg Swap	Avg Put	Avg Collar
11,300	19,000	5,000
32%	*54%*	*14%*

Avg Swap	Avg Put	Avg Collar
4,377	12,475	5,901
19%	*55%*	*26%*

Avg Swap	Avg Put	Avg Collar
3,484	1,496	5,482
33%	*14%*	*52%*

Hedges as of November 6, 2023.

Q3 2023 Summary

Production	3Q'23
Total sales volumes (MBoe)	4,849.1
Total daily sales volumes (MBoe/d)	52.7
Oil percentage	84%
Liquids percentage	93%
Realized Pricing	
Oil per Bbl	$82.87
NGL per Bbl	$20.08
Gas per Mcf	$1.89
Total per Boe (excluding derivatives)	$71.27
Total per Boe (including derivatives)	$68.43
Costs (per Boe)	
LOE	$7.87
Workover expenses	$0.34
Production & Ad Valorem taxes	$3.89
G&A (Cash)	$1.43
Total cash costs	$13.53
Cash margin (excluding derivatives)	$57.74
Cash margin (including derivatives)	$54.90

Earnings	3Q'23
EBITDAX ($MM)	$266.2
Free Cash Flow ($MM)	$75.7
Other	
Capex ($MM)[(1)]	$161.2
Rig Released[(2)] / Turn in Line	22 / 23

(1) Excludes Land acquisition capex.
(2) Rig Released includes 4 SWD.

Non-GAAP Financial Measures Reconciliations

Reconciliation of Net Income to EBITDAX

(in thousands)	Quarter Ended				
	30-Sep-22	31-Dec-22	31-Mar-23	30-Jun-23	30-Sep-23
Net income	$107,904	$67,899	$50,257	$31,826	$38,779
Interest expense	14,608	21,468	26,972	39,284	37,022
Interest and other income	(1)	(13)	(30)	(163)	(730)
Income tax expense	31,597	20,004	14,507	9,644	14,100
Depletion, depreciation and amortization	42,624	83,211	81,131	93,011	117,420
Accretion of discount	125	125	118	120	122
Exploration and abandonment expense	290	466	2,164	480	1,728
Stock based compensation	10,655	4,142	4,054	3,984	14,057
Derivative-related noncash activity	(38,098)	23,565	(5,314)	(703)	15,883
Loss on extinguishment of debt	—	—	—	—	27,300
Other expense	—	—	—	7,502	540
EBITDAX	**$169,704**	**$220,867**	**$173,859**	**$184,985**	**$266,221**

Unhedged Cash Operating Margin Reconciliation

(in thousands, except per Boe amounts)	Quarter Ended	
		30-Sep-23
Oil, NGL and natural gas sales (including deducts)	$	345,586
Less: Lease operating expenses		(38,164)
Less: Workover expenses		(1,656)
Less: Production & ad valorem taxes		(18,839)
Less: Cash G&A		(6,934)
Cash Margin	**$**	**279,993**
Divided by: Production (MBoe)		4,849.1
Cash Margin per Boe, excluding effects of derivatives		**$57.74**
Cash Margin	**$**	**279,993**
Cash G&A		6,934
Divided by: Production (MBoe)		4,849.1
Cash Operating Margin per Boe, before cash G&A and excluding effects of derivatives		**$59.17**

Free Cash Flow Reconciliation

(in thousands)	Quarter Ended
	30-Sept-23
Net cash provided by operating activities	$158,066
Plus: Changes in operating assets and liabilities	78,837
Less: Costs incurred excluding acquisitions	(161,231)
Free Cash Flow	**$75,672**